UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2015

STERLING CONSTRUCTION COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31993	25-1655321
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 Hughes Landing Blvd. The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 214-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective March 12, 2015, Sterling Construction Company, Inc. (the "Company") entered into a Waiver and Seventh Amendment (the "Seventh Amendment") to that certain Credit Agreement dated as of October 31, 2007, by and among the Company, Comerica Bank, as administrative agent and certain of the lenders (the "Credit Agreement").

The Seventh Amendment does the following:

•	Waives the breach by the Company of the tangible net worth covenant in the fourth quarter of 2014.

•	Reduces the credit line to $35 million on the date of the amendment; $25 million on June 1, 2015; and $15 million on September 1, 2015.

•	Increases the annual interest rate from Prime + 150 basis points to Prime + 350 basis points.

•	Resets the Company’s Tangible Net Worth requirement to $75 million commencing April 30, 2015.

•	Requires the Company to pay a $400,000 amendment fee in four equal installments on the effective date and at the end of each of the second, third and fourth quarters unless one month prior to a payment date, the Company has refinanced the entire facility.

The foregoing summary description of the Seventh Amendment is not complete and is qualified in its entirety by reference to the full text of the Seventh Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On March 16, 2015, the Company issued a press release announcing financial results for the fourth quarter and year ended December 31, 2014. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference.

The information provided in this Item 2.02 (including Exhibit 99.1) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Company pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 concerning the Waiver and Seventh Amendment is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

Exhibit Number	Description
10.1	Waiver and Seventh Amendment to Credit Agreement, dated as of March 12, 2015, by and among the Company, Comerica Bank, as administrative agent and certain of the lenders. (Filed herewith)
99.1	Press release, dated March 16, 2015. (Furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING CONSTRUCTION COMPANY, INC.

Date: March 16, 2015	By: /s/ Thomas R. Wright Thomas R. Wright Executive Vice President & Chief Financial Officer

Exhibit Index

Exhibit Number	Description
10.1	Waiver and Seventh Amendment to Credit Agreement, dated as of March 12, 2015, by and among the Company, Comerica Bank, as administrative agent and certain of the lenders. (Filed herewith)
99.1	Press release, dated March 16, 2015. (Furnished herewith)